EXHIBIT 99.1

Heritage Oaks Bancorp and Mission Community Bancorp Agree to Merger

PASO ROBLES and SAN LUIS OBISPO, Calif., Oct. 21, 2013 (GLOBE NEWSWIRE) -- Heritage Oaks Bancorp (Nasdaq:HEOP) ("Heritage Oaks") and Mission Community Bancorp (OTCQB:MISN) ("Mission Community") today announced that they have signed a definitive agreement and plan of merger ("Agreement") whereby Heritage Oaks will acquire Mission Community and merge their respective banks, Heritage Oaks Bank and Mission Community Bank. Under the terms of the Agreement, holders of Mission Community common stock, warrants and options will receive aggregate cash consideration of $8.0 million and aggregate stock consideration of 7,541,353 shares of Heritage Oaks common stock. Based on the shares outstanding of Mission Community as of September 30, 2013, each share will be exchanged for approximately 0.8614 shares of Heritage common stock and cash consideration of approximately $0.19. The total value of the merger consideration is $56.4 million, based on a $6.42 closing price of Heritage Oaks common stock on October 18, 2013.

Heritage Oaks expects that the transaction will be immediately accretive to EPS, excluding deal related and restructuring expenses in 2014, and expects earnings accretion to be in excess of 20% in 2015. Heritage Oaks expects tangible book value dilution of approximately 5.7% at close to be earned-back within 2.75 years. The transaction is currently expected to close in the first quarter of 2014, subject to customary conditions, including the approval of bank regulatory authorities and the shareholders of both companies.

Upon completion of the transaction, the combined bank will be the largest community bank headquartered on the Central Coast of California, and will operate under the Heritage Oaks name and brand. The combined organization will have approximately $1.5 billion in assets, $1.3 billion in deposits, and $1.0 billion in loans, and will operate primarily in San Luis Obispo, Santa Barbara and Ventura Counties.

"This is an exceptional opportunity to combine two well-respected banks that share a deep commitment to our local communities," said Simone Lagomarsino, President and Chief Executive Officer of Heritage Oaks Bancorp and Bank. "The merger of Heritage Oaks and Mission Community provides an exciting future for customers, the community, and shareholders. The combined institution will continue to provide the same level of outstanding personalized banking service, to which the customers of both institutions have become accustomed, while offering an expanded product array."

James Lokey, Chairman and Chief Executive Officer of Mission Community Bancorp said, "The combination of Mission Community with Heritage Oaks produces tremendous benefits for customers and shareholders. Mission Community shareholders will be exchanging their shares into Heritage Oaks stock, which is a strong currency with the potential for greater overall returns."

Simone Lagomarsino further noted, "This transaction represents a unique opportunity to provide significant value for the shareholders of both organizations. Because of the overlap of Mission Community Bank's branches with ours, we expect to reduce total operating costs by approximately $9.0 million per year, once all of the synergies have been realized, representing a reduction of approximately 50% of current Mission Community's noninterest expense, and 17% of the combined pro forma company core noninterest expense. We believe the combination of these organizations creates a more valuable community bank franchise, with a low cost core deposit base, strong capital ratios, attractive net interest margins, lower operating costs, and better overall returns for the shareholders of the combined institution. It also creates a banking platform that is well positioned for future growth, both organically and through acquisitions."

Upon completion of the transaction, the combined company board will have thirteen directors, comprised of the current eleven Heritage Oaks directors, and two representatives selected by Mission Community. Michael J. Morris will be the Chairman of the combined company and combined bank and Simone Lagomarsino will be President and Chief Executive Officer of both. Senior executives will predominately be from Heritage Oaks, while managers and associates will be from both organizations. The combined company will remain headquartered in San Luis Obispo County.

Certain shareholders of both organizations, and their related interests, have agreed to vote in favor of the transaction, including Carpenter Community BancFunds (79.0%) and Palladium Equity Partners (8.8%) of Mission Community; Patriot Financial Partners (14.7%) and Castle Creek Capital Partners (9.8%) of Heritage Oaks. All current directors and senior executive officers of both organizations have also signed agreements to vote in favor of and support the transaction. Upon closing of the transaction, the largest institutional shareholder will be Carpenter Community BancFunds (18.2%) followed by Patriot Financial Partners (11.3%) and Castle Creek Capital Partners (7.6%).

The transaction is intended to qualify as a tax-free reorganization for U.S. Federal income tax purposes and Mission Community shareholders are not expected to recognize any taxable gain or loss in connection with the share exchange to the extent of the stock consideration received. Upon completion of the transaction, Heritage Oaks existing shareholders are expected to own approximately 77% of the combined entity and Mission Community shareholders are expected to own approximately 23%.

In connection with the announcement of the transaction, an investor presentation was filed with the U.S. Securities and Exchange Commission and is available on the websites of both Heritage Oaks Bancorp and Mission Community Bancorp.

Sandler O'Neill acted as financial advisor to Heritage Oaks in the transaction and delivered a fairness opinion to the Board of Directors. Manatt, Phelps & Phillips LLP served as legal counsel to Heritage Oaks. D.A. Davidson & Co. acted as financial advisor to Mission Community and delivered a fairness opinion to their Board of Directors. King, Holmes, Paterno & Berliner served as legal counsel to Mission Community.

Conference Call Details

A conference call to discuss the merger will be jointly hosted by Heritage Oaks and Mission Community on Tuesday, October 22, 2013 at 8:00 a.m. PDT/11:00 a.m. EDT. Media representatives, analysts and the public are invited to listen to this discussion by calling (877) 363-5052 and entering the conference ID 74122802, or via on-demand webcast. A link to the webcast will be available on Heritage Oaks Bancorp's website at www.heritageoaksbancorp.com or Mission Community Bancorp's website at www.missioncommunitybank.com. By including the foregoing website addresses, neither Heritage Oaks or Mission Community intends to and shall not be deemed to incorporate by reference herein any material contained therein.

A replay of the call will be available on Heritage Oaks Bancorp's website later that day and will remain on its site for up to 14 calendar days.

About Heritage Oaks Bancorp

With $1.1 billion in assets, Heritage Oaks Bancorp is the holding company for Heritage Oaks Bank, which operates as Heritage Oaks Bank and Business First, a division of Heritage Oaks Bank. Heritage Oaks Bank has its headquarters and two branch offices in Paso Robles, two branch offices in each of San Luis Obispo and Santa Maria, single branch offices in Cambria, Arroyo Grande, Atascadero, Templeton, and Morro Bay, as well as loan production offices in Goleta and Ventura/Oxnard. Heritage Oaks Bank conducts commercial banking business in the counties of San Luis Obispo, Santa Barbara, and Ventura. The Business First division has one branch office in Santa Barbara. Visit Heritage Oaks Bancorp on the Web at www.heritageoaksbancorp.com. By including the foregoing website address, Heritage Oaks Bancorp does not intend to and shall not be deemed to incorporate by reference herein any material contained therein.

About Mission Community Bancorp and Bank

Mission Community Bancorp is a bank holding company for Mission Community Bank and Mission Asset Management, Inc. Mission Community Bank is a locally operated community bank, which first opened its doors in 1997. There are full-service Mission Community Bank offices in San Luis Obispo, Atascadero, Santa Maria, Paso Robles and Arroyo Grande, and a loan production office in Oxnard. The bank's administrative headquarters and Small Business Banking Center are located in San Luis Obispo at 3380 South Higuera Street. For more information, visit www.MissionCommunityBank.com.

Important Information for Investors and Shareholders

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or solicitation of any vote or approval. In connection with the proposed transaction, Heritage Oaks intends to file with the U.S. Securities and Exchange Commission a registration statement on Form S-4, which will include a joint proxy statement/prospectus with respect to the proposed acquisition of Mission Community. The final joint proxy statement/prospectus will be mailed to the shareholders of Heritage Oaks and Mission Community in advance of a vote of shareholders regarding the proposed merger.

INVESTORS AND SECURITY HOLDERS OF HERITAGE OAKS AND MISSION COMMUNITY ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER CAREFULLY AND IN ITS ENTIRETY, INCLUDING ANY DOCUMENTS PREVIOUSLY FILED WITH THE SEC AND INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS, WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING HERITAGE OAKS, MISSION COMMUNITY AND THE PROPOSED MERGER. INVESTORS WILL BE ABLE TO OBTAIN A FREE COPY OF THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS OTHER FILINGS CONTAINING INFORMATION ABOUT HERITAGE OAKS AND MISSION COMMUNITY (INCLUDING BUT NOT LIMITED TO THEIR ANNUAL REPORTS ON FORM 10-K, THEIR PROXY STATEMENTS, THEIR CURRENT REPORTS ON FORM 8-K AND THEIR QUARTERLY REPORTS ON FORM 10-Q), WITHOUT CHARGE, AT THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV/. INVESTORS MAY ALSO OBTAIN THESE DOCUMENTS, WITHOUT CHARGE, FROM HERITAGE OAKS' WEBSITE AT HTTP://WWW.HERITAGEOAKSBANCORP.COM OR BY CONTACTING HERITAGE OAKS' INVESTOR RELATIONS DEPARTMENT AT 805.369.5107 OR FROM MISSION COMMUNITY'S WEBSITE AT HTTPS://WWW.MISSIONCOMMUNITYBANK.COM OR BY CONTACTING MISSION COMMUNITY'S INVESTOR RELATIONS DEPARTMENT AT 805.269.2034.

By including the foregoing website addresses, neither Heritage Oaks nor Mission Community intends to and shall not be deemed to incorporate by reference herein any material contained therein.

Participants in a Solicitation

Heritage Oaks and Mission Community and each of their respective directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger.

INFORMATION ABOUT THE DIRECTORS AND EXECUTIVE OFFICERS OF HERITAGE OAKS AND THEIR OWNERSHIP OF HERITAGE OAKS COMMON STOCK IS SET FORTH IN THE PROXY STATEMENT FOR HERITAGE OAKS' 2013 ANNUAL MEETING OF SHAREHOLDERS AS PREVIOUSLY FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE DIRECTORS AND EXECUTIVE OFFICERS OF MISSION COMMUNITY AND THEIR OWNERSHIP OF MISSION COMMUNITY COMMON STOCK IS SET FORTH IN THE PROXY STATEMENT FOR MISSION COMMUNITY'S 2013 ANNUAL MEETING OF SHAREHOLDERS AS PREVIOUSLY FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF SUCH PARTICIPANTS IN THE PROPOSED TRANSACTION WILL BE INCLUDED IN THE JOINT PROXY STATEMENT/PROSPECTUS, WHEN IT BECOMES AVAILABLE.

Forward Looking Statements

This presentation contains certain forward-looking statements about Heritage Oaks Bancorp ("Heritage Oaks"), Mission Community Bancorp ("Mission Community"), and the combined company assuming the close of the transaction, which forward-looking statements are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. In some cases, you can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms or other words of similar meaning. You should carefully read forward-looking statements, including statements that contain these words, because they are based on the beliefs and assumptions of management and the information available to management at the time that this presentation was prepared and discuss the future expectations or state other "forward-looking" information about Heritage Oaks, Mission Community and the combined company. Such statements involve certain risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Heritage Oaks, Mission Community and the combined company. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made and neither Heritage Oaks nor Mission Community assume any duty to update such statements, except to the extent required by applicable law or regulation. Heritage Oaks and Mission Community caution readers that a number of factors could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. In addition to factors previously disclosed in reports filed by Heritage Oaks and Mission Community with the U.S. Securities and Exchange Commission, risks and uncertainties for each institution and the combined institution include, but are not limited to: lower than expected revenues; credit quality deterioration or a reduction in real estate values causing an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; the ability to complete the proposed transaction, including obtaining regulatory approvals and approval by the stockholders of Heritage Oaks and Mission Community, or any future transaction, successfully integrating such acquired entities, or achieving expected beneficial synergies and/or operating efficiencies, in each case within expected time-frames or at all; diversion of management's attention from ongoing business operations and opportunities; the effect of the announcement of the merger on Heritage Oaks', Mission Community's or the combined company's respective customer relationships and operating results; the challenges of integrating and retaining key employees; the possibility that a change in the interest rate environment may reduce net interest margins; asset/liability re-pricing risks and liquidity risks; pending legal matters may take longer or cost more to resolve or may be resolved adversely; general economic conditions, either nationally or in the market areas in which the entities operate or anticipate doing business, are less favorable than expected; the threat and impact of cyber-attacks on our and our third party vendors information technology infrastructure; and environmental conditions, including natural disasters such as earthquakes, landslides and wildfires, may disrupt business, impede operations, or negatively impact the values of collateral securing loans.

CONTACT: Simone Lagomarsino, President & Chief Executive Officer
         Heritage Oaks Bancorp
         1222 Vine Street
         Paso Robles, California 93446
         805.369.5260
         slagomarsino@heritageoaksbank.com

         Mark Olson, EVP & Chief Financial Officer
         Heritage Oaks Bancorp
         1222 Vine Street
         Paso Robles, California 93446
         805.369.5107
         molson@heritageoaksbank.com

         James Lokey, Chairman & Chief Executive Officer
         Mission Community Bancorp
         3380 South Higuera
         San Luis Obispo, California 93401
         805.597.6128
         jlokey@missioncommunitybank.com

         Tom Dobyns, Chief Executive Officer
         Mission Community Bank
         3380 South Higuera
         San Luis Obispo, California 93401
         805.269.2034
         tdobyns@missioncommunitybank.com